EXHIBIT 10.1

February 5, 2025

Lexaria Bioscience Corp.

100 - 740 McCurdy Road,

Kelowna, BC, Canada V1X 2P7

Re: Amendment No. 1 to Capital on Demand™ Sales Agreement

Ladies and Gentlemen:

Reference is made to the Capital on Demand™ Sales Agreement, dated as of August 21, 2024 (the “Sales Agreement”), between Lexaria Bioscience Corp (the “Company”) and JonesTrading Institutional Services LLC (“Jones”). This Amendment No. 1 to the Sales Agreement (this “Amendment”) constitutes an agreement between the Company and Jones to amend the Sales Agreement as set forth herein. Defined terms that are used but not defined herein shall have the meanings ascribed to such terms in the Sales Agreement.

1. The defined term “Agreement” in the Sales Agreement is hereby amended to mean the Sales Agreement as amended by this Amendment.

2. The defined term “Registration Statement” in the Sales Agreement is hereby amended to refer to the registration statement on Form S-3 (333-284407).

3. All instances of “Form S-3 (333-262402)” in the Sales Agreement are hereby replaced in all instances with “Form S-3 (333-284407)”.

4. Except as expressly set forth herein, all of the terms and conditions of the Sales Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way be changed, modified or superseded by the terms set forth herein.

5. This Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by the Company and Jones, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the Sales Agreement as of the date indicated above.

Very truly yours,

JONESTRADING INSTITUTIONAL SERVICES LLC

By:	/s/ Burke Cook
Name:	Burke Cook
Title:	General Counsel

Accepted and Agreed:

LEXARIA BIOSCIENCE CORP.

By:	/s/ Richard Christopher
Name:	Richard Christopher
Title:	Chief Executive Officer

[SIGNATURE PAGE TO LEXX AMENDMENT TO SALES AGREEMENT]

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